Sale of Lincoln Re to Swiss Re
Transaction Summary

July 30, 2001

Lincoln
Financial Group

Table of Contents

Lincoln Financial Group

Strategic Rationale

Why are we Selling Lincoln Re?	Why is Swiss Re the Ideal Acquirer?
■ Sharpens our strategic focus on the affluent market	■ It is the premier global life/health reinsurance company
■ Improves quality of earnings. Removes source of historic earnings volatility from Lincoln's earnings stream.	■ Provides Lincoln Re with access to capital and ratings required to significantly grow the business
■ Caps future exposures	■ Provides access to a larger, international network of potential customers
■ Exit business at an attractive valuation	
■ Provides significant funds for redeployment in Lincoln's core businesses and for opportunistic share repurchases	■ Provides Lincoln Re employees the opportunity to be part of an organization focused on the life/health reinsurance market
■ Lincoln becomes the premier asset accumulation and protection company with an enterprise focus on the affluent market	

Lincoln Financial Group

Lincoln Financial Group

10-year earnings bar



$ millions
Total
177.7
240.6
343.5
389.7
306.5
434.1
59.4
530.4
475.5
719.1
Exited Businesses
158.6
177.4
234.5
254.0
141.0
276.1
-148.3
175.8
26.2
183.5
Current Focused Businesses
19.1
63.2
109.0
135.7
165.5
158.0
207.7
354.6
449.2
535.5
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

Lincoln Financial Group

Description of the Transaction

Buyer

Swiss Re

Structure

The transaction structure involves both:

- A series of reinsurance transactions and
- The sale of certain stock companies that comprise part of Lincoln Re

Valuation

The total valuation of Lincoln Re consists of the following components:

$2.0	billion	Cash paid by Swiss Re
0.5	billion	Capital retained by Lincoln
$2.5	billion	Total Valuation

Capped Exposure to Exited Lines

- Exposure to exited London market and Unicover lines collectively capped at approximately $65 million after-tax
- No continuing risk on disability income, HMO excess-of-loss and property-and casualty reinsurance lines

Closing / Approvals

- The transaction is expected to close in the 4th quarter

Required Approvals:

- The approval of several insurance departments including Indiana and Bermuda
- Hart-Scott-Rodino

Lincoln Financial Group

Transaction Valuation

Estimated Proceeds from Transaction	
($ billions)	
Purchase price	$2.0
Retained capital	0.5
Gross proceeds	$2.5
Net after-tax proceeds	$1.9

Valuation	
Valuation as a multiple of:	
LTM Earnings (a)	20.8x
2001E Earnings – Street (b)	16.6x
6/30/2001 Book Value	2.3x

Lincoln Financial Group

(a) Excludes $25.5 million of earnings related to change in premium receivable estimates
(b) Based on Lincoln's survey of sell-side analysis as of 7/3/2001

Pro Forma Financial Impact

($ in millions, except per share data)	Earnings	EPS
2002E:		
IBES median estimate – LNC (a)	$ 791	$ 4.10
Analyst segment estimate– Lincoln Re (b)	(153)	(0.79)
Sub-total	638	3.31
Reinvestment at 3.6% after-tax (c)	69	0.36
Lincoln Re overhead expenses	(7)	(0.04)
Amortization of deferred gain (d)	73	0.38
Pro Forma	$ 773	$ 4.01
EPS Accretion/ (Dilution)		(2.2)%
Estimated share repurchase amount in order to break-even		$ 360
Break-even after-tax reinvestment rate		4.8%

Lincoln Financial Group

(a) Estimate as of 7/26/2001
(b) Based on Lincoln's survey of sell-side analysts as of 7/3/2001
(c) Current return on intermediate term bond fund
(d) Using 7-15 year amortization

Pro Forma Financial Impact

The transaction is accretive as we reinvest proceeds

2002E EPS Impact



Current
Pro Forma
$4.10
$4.01
$4.20
$4.35
$4.51
3.6%
6%
8%
10%
After-Tax Reinvestment Rate

2002E EPS Accretion / (Dilution)



(2.2)%
2.4%
6.1%
10.0%
3.6%
6%
8%
10%
After-Tax Reinvestment Rate

Lincoln Financial Group

Pro Forma Financial Impact of Gain on Sale

- Sale of business structured as a reinsurance transaction and a sale of certain subsidiaries
- Reinsurance structure gives rise to deferred gain treatment for Lincoln

Estimated Impact

$800 million after-tax gain →

$0 million immediate gain on sale of stock subsidiaries

- Little-to-nothing flows through income at closing
- No meaningful increase to book value at closing

$800 million deferred gain on sale through reinsurance

- Unamortized deferred gain held on Lincoln's balance sheet
- Amortized into income over periods of 7-15 years
- Increases book value over time

- ROE only impacted by immediate gain
- Income from amortization of deferred gain will be reported in "Other Operations"

Lincoln Financial Group

Use of Proceeds

Lincoln plans to use the proceeds in two primary ways

Strategic Acquisitions

- Prior successes in integrating acquisitions– CIGNA, Aetna
- Commitment to value enhancing acquisitions
- Broad range of options identified

Repurchase Shares

- Share Repurchase authorization increased by $500 million
- Over the past 5 years, Lincoln has repurchased $1.2 billion of stock
- Lincoln will continue to repurchase its stock in an opportunistic manner

Lincoln Financial Group

Use of Proceeds – Strategic Acquisitions

Acquisition Criteria

Focus on Wealth Accumulation and Protection

- Leverage expense management and integration skills
- Expand distribution
- Contribute toward goal of attaining top 5 position in sales in life and annuities
- Expand product/service suite to high net worth clients
- Consistent with corporation's overall ROE target
- Accretive to earnings

Lincoln Financial Group

Lincoln Going Forward

A Pure-Play with Leading Scale, Brand and Talent

Focused Businesses


1990
Going Forward
(income from operations)
13%
9%
5%
4%
18%
33%
18%
2%
43%
55%
Annuities
Life Insurance
Pensions
UK
Reinsurance
Property/Casualty
Health Insurance
Investment Mgmt

Lincoln Financial Group

Lincoln Going Forward

Key Components for Growth

Scale

- Market leading manufacturing capability
- Powerful distribution franchise
- Alliance partner of choice

- Total domestic retail deposits of $11.5 billion (FY 2000)
- #7 variable annuities sales in 1Q01 (up from #14 FY2000)
- Market leading life insurance growth (average '97-'00 premium growth)
- Strong momentum in net flows

Brand

- Creates value for shareholders
- Investing significant resources with clearly defined objectives
- A billion impressions in marketplace
- Effective sports & events sponsorship program

High Performance Culture

- Fundamental cultural change
- Compensation linked to financial performance goals
- Implemented top-grading program
- Of high-impact positions in 2000, 50% of incumbents exited or in smaller roles
- Retained 96% of top performers
- Employee survey results show vast majority embrace and are ready for change

Lincoln Financial Group

Lincoln Going Forward

Maintaining Momentum into 2002

- Redeploy proceeds in compelling acquisitions
- Smoothly effect Lincoln Re transition
- Leverage considerable financial flexibility to eliminate dilution
- Continue to aggressively improve net flows with innovative products, strong distribution and distinguished brand
- Maintain momentum in building industry's strongest team
- Deliver consistent results to shareholders with flawless execution

Cautionary Statement

Please note that pursuant to the Private Securities Litigation Reform Act of 1995, statements made in the course of this investor discussion which state the company's or management's intentions, hopes, beliefs, expectations, or predictions for the future are forward-looking statements. It is important to note that a company's actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ from those projected include but and are not limited to: completion of sale, lower than expected sales, changing economic or market conditions, obtaining necessary government and/or regulatory approvals, and miscalculation of assumptions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the company's SEC filings. This includes, but is not limited to, the company's annual report on Form 10K for the year ended December 31, 2000 (in particular, the cautionary language at the beginning of the Management Discussion and Analysis Section), subsequent 10-Qs and 8-Ks and various SEC registration statements for the company's securities. Copies of these filings may be obtained by contacting the company or the Securities and Exchange Commission.

Lincoln Financial Group